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Exhibit 99.2

TRIQUINT SEMICONDUCTOR VOTING AGREEMENT

    This Voting Agreement ("Agreement") is made and entered into as of May 15, 2001 between Sawtek, Inc., a Florida corporation ("Company"), and the undersigned stockholder ("Stockholder") of TriQuint Semiconductor, Inc., a Delaware corporation ("Parent").

Recitals

    A.  Concurrently with the execution of this Agreement, Parent, Company, and Timber Acquisition Corp., a Florida corporation and a wholly owned subsidiary of Parent ("Merger Sub"), have entered into an Agreement and Plan of Reorganization of even date herewith (the "Merger Agreement") which provides for the merger (the "Merger") of Merger Sub with and into Company. Pursuant to the Merger, shares of Common Stock of Company will be converted into the right to receive shares of Common Stock of Parent ("Parent Stock") in the manner set forth in the Merger Agreement.

    B.  The Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding Common Stock of Parent as is indicated on the final page of this Agreement (the "Shares").

    C.  As a material inducement to enter into the Merger Agreement, Company desires the Stockholder to agree, and the Stockholder is willing to agree, not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of Parent acquired hereafter and prior to the Expiration Date (as defined in Section 1.1 below), except as otherwise permitted hereby, and to vote the Shares and any other such shares of capital stock of Parent in favor of the issuance of Parent Stock pursuant to the Merger (the "Share Issuance").

    NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, the parties agree as follows:

    1.  Agreement to Retain Shares.

        1.1  Transfer and Encumbrance.  A Stockholder shall be deemed to have effected a "Transfer" of a security if he or she directly or indirectly: (i) sells, makes any short sales of, lends, hypothecates, pledges, encumbers, enters into any type of equity swap or hedging of, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, making any short sale of, lending of, pledge of, encumbrance of, equity swap or hedging of, grant of an option with respect to, transfer of or disposition of such security or any interest therein; provided, however, that Stockholder may Transfer any or all of the Shares acquired by Stockholder in connection with purchase period ending May 31, 2001 under the Parent ESPP (the "May ESPP Shares") and up to      of the Shares (as adjusted for splits, dividends and the like), exclusive of the May ESPP Shares; provided, further, that any such Transfers shall have occurred no less than 30 days prior to the Effective Time.

        Stockholder agrees not to Transfer (except as may be specifically required by court order or operation of law) the Shares or any New Shares as defined in Section 1.2 below, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date unless each party to which such Shares or New Shares or any interest in any of such Shares or New Shares is or may be transferred shall have (i) executed a counterpart of this Voting Agreement and a proxy in the form attached hereto as Exhibit A and (ii) agreed to hold such Shares or New Shares or interest in such Shares or New Shares subject to all of the terms and provisions of this Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) such date and time as the Merger Agreement shall be terminated in accordance with its terms.

        1.2  Additional Purchases.  Stockholder agrees that any shares of capital stock of Parent that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) after the execution of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

      2.  Agreement to Vote Shares.  At every meeting of the stockholders of Parent called with respect to, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Parent with respect to, approval of the Share Issuance, Stockholder shall vote the Shares and any New Shares in favor of the Share Issuance. Stockholder agrees not to take any actions contrary to Stockholder's obligations under this Agreement.

      3.  Irrevocable Proxy.  Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Company a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable, with respect to the total number of shares of capital stock of Parent beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by Stockholder set forth therein.

      4.  Representations, Warranties and Covenants of the Stockholder.  Stockholder hereby represents, warrants and covenants to Company that Stockholder (i) is the beneficial owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of Parent other than the Shares (excluding shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

      5.  Additional Documents.  Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Company and Stockholder, as the case may be, to carry out the intent of this Agreement.

      6.  Consent and Waiver.  Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.

      7.  Termination.  This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

      8.  Miscellaneous.

        8.1  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        8.2  Binding Effect and Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

        8.3  Amendments and Modification.  This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

        8.4  Specific Performance; Injunctive Relief.  The parties hereto acknowledge that Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Company upon any such violation, Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Company at law or in equity.

        8.5  Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

If to Company:	Sawtek, Inc. 1818 Highway 441 Apopka, FL 32703 Attention: Kimon Anemogiannis Facsimile: (407) 886-7061
With a copy to:	Gray, Harris & Robinson, P.A. 301 East Pine Street, Suite 1400 Orlando, Florida 32801 Attention: William A. Grimm, Esq. Facsimile: (407) 244-5690
If to the Stockholder:	At the address provided on the signature page hereto
With a copy to:	Wilson Sonsini Goodrich & Rosati 650 Page Mill Road Palo Alto, CA 94306-1050 Attention: Robert P. Latta, Esq./Steve L. Camahort, Esq. Facsimile: (650) 845-5000
and
Ater Wynne LLP 222 S.W. Columbia, Suite 1800 Portland, Oregon 97201 Attention: William C. Campbell, Esq. Facsimile: (503) 226-0078

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

        8.6  Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

        8.7  Entire Agreement.  This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

        8.8  Counterparts.  This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

        8.9  Effect of Headings.  The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

    IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

SAWTEK, INC.
By:
Name:
Title:
STOCKHOLDER
Name:
Stockholder's Address for Notice:

Number of Shares Beneficially Owned:
shares of Common Stock

[Parent Voting Agreement Signature Page]

Exhibit A

IRREVOCABLE PROXY

    The undersigned Stockholder of TriQuint Semiconductor, Inc., a Delaware corporation ("Parent"), hereby irrevocably appoints the members of the Board of Directors of Sawtek, Inc., a Florida corporation ("Company"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Parent beneficially owned by the undersigned, which shares are listed on the final page of this Irrevocable Proxy (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until the earlier to occur of (i) such time as that certain Agreement and Plan of Reorganization dated as of May 15, 2001 (the "Merger Agreement"), among Parent, Timber Acquisition Corp., a Florida corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Company, shall be terminated in accordance with its terms or (ii) the Merger (as defined in the Merger Agreement) is effective. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

    This proxy is irrevocable, is granted pursuant to the Voting Agreement dated as of May 15, 2001 between Company and the undersigned Stockholder (the "Voting Agreement"), and is granted in consideration of Company entering into the Merger Agreement. Company and the undersigned Stockholder agree and acknowledge that the grant of this irrevocable proxy is a material inducement for Company to enter into the Merger Agreement and is therefore coupled with an interest and irrevocable. The attorneys and proxies named above will be empowered at any time prior to termination of the Merger Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Parent stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Share Issuance (as such term is defined in the Merger Agreement).

    The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to termination of the Merger Agreement at every annual, special or adjourned meeting of the stockholders of Parent and in every written consent in lieu of such meeting, in favor of approval of the Share Issuance, and may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all other matters.

    Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

    This proxy is irrevocable.

Dated: May  , 2001

Signature of Stockholder:
Print Name of Stockholder:
Shares beneficially owned:
shares of Common Stock

[Parent Irrevocable Proxy]

QuickLinks

TRIQUINT SEMICONDUCTOR VOTING AGREEMENT
Recitals
[Parent Voting Agreement Signature Page]
Exhibit A
IRREVOCABLE PROXY
[Parent Irrevocable Proxy]